UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period :	September 1, 2014 — August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world's emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index (ND) or are considered by Putnam to be an emerging market.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential. Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Developments and events that have affected emerging markets

1994

NAFTA opens free trade between Mexico, Canada, and the United States

1997

Currency crisis spreads across Asia

2001

China joins World Trade Organization

2004

Eleven emerging markets join the European Union

2008

World energy and commodity prices peak

2013

New leadership focused on economic reform assumes power in China

The fund's 2008 inception post-dates many of these developments.

2 Emerging Markets Equity Fund

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam's global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis
With support from Putnam's global industry analysts, the fund's manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors
The fund's manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam's global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction
Putnam's proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Emerging Markets Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Emerging Markets Equity Fund

Interview with
your fund’s
portfolio manager

Emerging-market equities encountered myriad headwinds during the 12-month reporting period ended August 31, 2015. What were the key challenges for the asset class?

Emerging-market stocks faced troubling macroeconomic conditions for much of the reporting period. With the Federal Reserve terminating its quantitative easing program in October 2014, investors turned their attention to the timing of the central bank’s first short-term interest-rate hike since 2006. Anticipation of the Fed’s efforts to begin normalizing U.S. interest rates drove a widening gap in the values of global currencies, with the U.S. dollar quickly gaining strength and other currencies — from the euro to the Russian ruble to the Brazilian real — falling in relative value. Emerging-market countries tend to be especially vulnerable to higher U.S. interest rates, which can create more difficult business conditions for companies and governments with dollar-denominated loans to repay. Developing economies also tend to see reduced inflows of capital investment and an exodus of investment, as investors search for less risky alternatives.

Overlapping economic slowdowns in Europe and China also weighed on the global markets, precipitating a decline in commodity prices. The decline in oil prices was most pronounced, which was a response to greater oil supplies in combination with reduced

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Emerging Markets Equity Fund	5

energy demand — particularly from China. Investors were also transfixed by the Greek debt crisis, which generated headline risk as European policymakers and the Greek government tried to renegotiate a deal with creditors to prevent Greece from defaulting on its debt payments.

With all the uncertainty, volatility in the global equity markets rose considerably in August when the People’s Bank of China unexpectedly devalued the Chinese yuan against the U.S. dollar. The surprise announcement followed earlier reports that China’s exports fell in July and that producer prices continued their nearly four-year deflationary trend. Many analysts concluded that the devaluation was a further indication of China’s economic stress despite the government’s previous efforts to boost exports and stimulate the domestic economy. Other observers saw it as the Chinese government’s effort to encourage its currency’s inclusion in the International Monetary Fund’s basket of international currency reserves. A third explanation suggested that the devaluation was part of a larger reform agenda to make the financial markets in China be more subject to market forces. Regardless of the motivation behind the decision, the unexpected announcement sent global equity markets sharply lower before rebounding on reassuring comments from central bankers and positive U.S. data. However, worries about the pace of global growth and considerable market volatility persisted as the period came to a close.

How did Putnam Emerging Markets Equity Fund perform in this environment?

While absolute returns for international equity market indexes were negative across the board, as they were for most U.S. stock market benchmarks, emerging markets struggled the most. For the 12 months ended August 31, 2015, the fund’s performance at net asset

Allocations are shown as a percentage of the fund’s net assets as of 8/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Emerging Markets Equity Fund

value outperformed that of its benchmark, the MSCI Emerging Markets Index [ND], but underperformed the average return of its Lipper peer group, Emerging Markets Funds.

Fund performance clearly suffered in absolute terms given the overwhelming tide of macroeconomic factors weighing on the asset class. I believe our decision to avoid countries with significantly depreciating currencies helped to partially offset those pressures during the period, as did our decision to underweight the fund’s country exposure to Brazil, Colombia, Malaysia, Mexico, Russia, and South Africa in a meaningful way. Thus, the fund’s country allocation largely offset the negative effect of stock selection to produce a favorable outcome relative to the benchmark.

What stocks detracted most from the fund’s relative performance during the reporting period?

Although the fund had a considerably lower-than-benchmark weighting in energy, which was advantageous, stock selection within the sector worked against performance results. The fund’s biggest disappointment was an out-of-benchmark holding, Genel Energy, which is an oil and exploration company with access to substantial oil reserves in Iraq and, in our view, promising global distribution potential through the Mediterranean Sea. We had strong convictions about the stock when we bought it before the reporting period began, but the region’s encounter with military aggression by ISIS and the unanticipated steep decline in the price of oil suppressed the stock.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Equity Fund	7

At the time that we purchased Estacio Participacoes, we believed that the Brazil-based post-secondary education network and e-learning company would be a beneficiary of President Rousseff’s efforts to continue promoting wider education. However, the company found itself caught in the crosscurrents of the Brazilian government’s efforts to promote education while needing to balance the budget. The reduced fiscal support meant that a key plank of the government’s education reform efforts was undermined, and the stock failed to live up to our expectations.

Both Genel and Estacio Participacoes were sold from the portfolio prior to period-end.

The fund’s investment in another out-of-benchmark holding, Mota-Engil SGPS, also weighed on performance results. This engineering and construction company is headquartered in Lisbon, Portugal, but sources the majority of its business contracts outside Europe — primarily in Africa and Latin America. Slower global growth translated into delays in new contracts, especially since the company’s customer base is located in emerging-market countries that are dependent on revenues from commodity exports to fund construction projects. In addition, the Portuguese-listed stock was hampered by worries over the Greek debt crisis. While we acknowledge the market’s concerns at the end of the period, we continued to hold the stock, which was oversold, in our opinion.

What holdings contributed positively to performance during the reporting period?

One of the investment themes that we find most compelling in China is the development of intercity and intracity transportation infrastructure. China Railway Group, the fund’s strongest contributor to performance, benefited from this urbanization trend as well as the government’s efforts to address air

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Emerging Markets Equity Fund

pollution by reducing Chinese dependence on automobiles.

The fund’s second best performing stock was Gruma SAB de CV in the consumer staples sector. This company is a Mexican multinational corn flour and tortillas manufacturing company with a strong presence in Mexico and the United States. With its solid dividend yield, the stock has defensive characteristics, and we find management to be very shareholder friendly.

Another holding that proved rewarding was an out-of-benchmark position in China Biologic Products, the largest non-state-owned blood plasma biopharmaceutical company in China. After a series of negative experiences with tainted plasma, the Chinese government significantly increased its regulatory oversight of the nation’s blood supply. Not only did this company exceed national standards imposed by the government, but the substantial barriers to entry in the industry imposed by the government partially shielded China Biologic from the rapid growth of competition.

Both China Railway Group and China Biologic Products reached our valuation targets and were sold during the period to lock in profits for the fund.

Were there any significant changes in the fund’s strategy during the period as a result of the increased market volatility?

We significantly reduced the portfolio’s allocation to financials, particularly in Brazil and China. Financials tend to be exposed to the economic cycle, and given the increased uncertainty about global growth, it seemed prudent to downsize the weighting. I also reduced the portfolio’s exposure to Brazil, Latin America’s largest economy. In our view, Brazil faces a potent mix of economic and political risks, which has been exacerbated by the free fall in commodity prices. We believe a rating downgrade of its sovereign debt to non-investment grade by all ratings agencies is becoming more likely.

What are your expectations for the performance of emerging-market stocks in the coming months?

We believe emerging markets, along with the rest of the global financial markets, will continue to experience heightened volatility for the foreseeable future. In our view, China’s economic slowdown, the sharp correction in its volatile stock market, and the country’s so-called “shadow” banking system will present headwinds for global markets and the Asian emerging markets in particular. However, while we believe China’s transition from an export-driven economy to a new growth model will create market gyrations, we don’t believe it represents a systemic risk to the Chinese economy or the global economy.

Across the developing world, we are seeing several countries undergo their own transition from the excesses of the commodity super cycle. China’s demand for fuel, metals, and other raw materials to keep its industrial machine going drove prices of commodities higher, benefiting commodity-producing countries. Consequently, the deceleration in China’s economic growth has created problems for those commodity-based economies, primarily Brazil, Russia, South Africa, Indonesia, and Malaysia, as well as the Asian countries that sell components and finished goods to their large trading neighbor.

In our opinion, the global economy is in the midst of a significant transition. The United States, which is experiencing improving economic growth, is in the process of normalizing monetary policy, while Europe and Japan are taking steps to stimulate their respective disinflationary, low-growth economies — contributing to diverging monetary policies among industrialized nations. In a similar fashion, the various countries across the emerging markets are

Emerging Markets Equity Fund	9

responding differently to shifting economic forces, and we are seeing a divergence in their performance. Countries with more reform-oriented policies, such as Mexico and India, are finding new avenues of growth. Countries that are exposed to pricing weakness in the commodity markets, such as Brazil and Russia, are more vulnerable to global market forces, in our view. We would expect these struggling nations to be most susceptible to continued currency depreciations.

Given the high degree of uncertainty in the global marketplace today, we believe it is important to have a balanced investment approach that blends top-down macroeconomic conditions and sector-level expectations with bottom-up stock-specific drivers.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Northwestern University Kellogg School of Management and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

10	Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After >	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	6.74%	0.60%	1.41%	1.41%	1.46%	1.46%	3.17%	–0.44%	4.92%	8.67%
Annual average	0.95	0.09	0.20	0.20	0.21	0.21	0.45	–0.06	0.70	1.21

5 years	–8.55	–13.80	–11.86	–13.33	–11.79	–11.79	–10.78	–13.90	–9.61	–7.32
Annual average	–1.77	–2.93	–2.49	–2.82	–2.48	–2.48	–2.26	–2.95	–2.00	–1.51

3 years	–1.18	–6.86	–3.44	–6.33	–3.33	–3.33	–2.70	–6.11	–1.99	–0.52
Annual average	–0.39	–2.34	–1.16	–2.16	–1.12	–1.12	–0.91	–2.08	–0.67	–0.18

1 year	–22.19	–26.66	–22.75	–26.61	–22.70	–23.47	–22.55	–25.26	–22.32	–21.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund	11

Comparative index returns For periods ended 8/31/15

	MSCI Emerging Markets	Lipper Emerging Markets
	Index (ND)	Funds category average*

Life of fund	24.91%	27.34%
Annual average	3.27	3.36

5 years	–4.51	–4.03
Annual average	–0.92	–0.99

3 years	–7.06	–5.19
Annual average	–2.41	–1.92

1 year	–22.95	–21.97

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/15, there were 764, 536, 356, and 270 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,141 and $10,146, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,956. A $10,000 investment in the fund’s class R and Y shares would have been valued at $10,492 and $10,867, respectively.

12	Emerging Markets Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.075		—	$0.011	$0.020		$0.055	$0.102

Capital gains	—		—	—	—		—	—

Total	$0.075		—	$0.011	$0.020		$0.055	$0.102

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/14	$10.93	$11.60	$10.55	$10.53	$10.70	$11.09	$10.81	$11.04

8/31/15	8.44	8.95	8.15	8.13	8.27	8.57	8.35	8.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	5.60%	–0.47%	0.29%	0.29%	0.21%	0.21%	2.05%	–1.53%	3.67%	7.52%
Annual average	0.78	–0.07	0.04	0.04	0.03	0.03	0.29	–0.22	0.52	1.04

5 years	–19.07	–23.72	–22.06	–23.36	–22.11	–22.11	–21.06	–23.82	–20.20	–18.08
Annual average	–4.14	–5.27	–4.86	–5.18	–4.87	–4.87	–4.62	–5.30	–4.41	–3.91

3 years	–7.05	–12.40	–9.13	–11.86	–9.16	–9.16	–8.38	–11.59	–7.87	–6.37
Annual average	–2.41	–4.32	–3.14	–4.12	–3.15	–3.15	–2.88	–4.02	–2.69	–2.17

1 year	–17.99	–22.70	–18.59	–22.66	–18.63	–19.44	–18.44	–21.29	–18.34	–17.85

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Emerging Markets Equity Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/14*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Total annual operating expenses
for the fiscal year ended 8/31/14	1.93%	2.68%	2.68%	2.43%	2.18%	1.68%

Annualized expense ratio for
the six-month period ended
8/31/15†‡	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.05% from annualizing the performance fee adjustment for the six months ended 8/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.48	$10.95	$10.95	$9.79	$8.64	$6.32

Ending value (after expenses)	$843.20	$840.20	$840.70	$841.30	$842.60	$844.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.19	$11.98	$11.98	$10.71	$9.45	$6.92

Ending value (after expenses)	$1,017.09	$1,013.31	$1,013.31	$1,014.57	$1,015.83	$1,018.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Emerging Markets Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Equity Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Emerging Markets Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

Emerging Markets Equity Fund	19

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

20 Emerging Markets Equity Fund

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

Emerging Markets Equity Fund	21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Emerging Markets Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 724, 513 and 329 funds, respectively, in your

22 Emerging Markets Equity Fund

fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Emerging Markets Equity Fund	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 16, 2015

Emerging Markets Equity Fund 25

The fund’s portfolio 8/31/15

COMMON STOCKS (92.8%)*	Shares	Value

Airlines (0.7%)
Turk Hava Yollari AO (Turkey) †	83,695	$231,204

231,204
Auto components (1.2%)
Apollo Tyres, Ltd. (India)	66,906	181,167

Superalloy Industrial Co., Ltd. (Taiwan)	68,152	213,027

394,194
Automobiles (0.9%)
Tata Motors, Ltd. (India) †	55,799	285,521

285,521
Banks (11.8%)
Axis Bank, Ltd. (India)	28,291	216,093

Banco Macro SA ADR (Argentina) †	4,207	188,305

Bank of China, Ltd. (China)	779,000	355,825

China Construction Bank Corp. (China)	803,000	564,687

Commercial International Bank Egypt SAE GDR (Egypt)	95,226	528,354

CTBC Financial Holding Co., Ltd. (Taiwan)	618,508	372,595

Dubai Islamic Bank PJSC (United Arab Emirates)	142,201	270,789

E.Sun Financial Holding Co., Ltd. (Taiwan)	351,000	210,906

Federal Bank, Ltd. (India)	200,788	185,459

Grupo Financiero Banorte SAB de CV (Mexico)	76,950	368,360

Itau Unibanco Holding SA ADR (Preference) (Brazil)	19,000	139,080

King’s Town Bank Co., Ltd. (Taiwan)	232,000	159,725

Nedbank Group, Ltd. (South Africa)	12,686	225,524

3,785,702
Beverages (0.7%)
Fomento Economico Mexicano SAB de CV ADR (Mexico)	2,475	220,349

220,349
Capital markets (2.0%)
China Cinda Asset Management Co., Ltd. (China)	664,000	246,749

Macquarie Korea Infrastructure Fund (South Korea)	26,333	176,555

Mirae Asset Securities Co., Ltd. (South Korea)	6,322	208,729

632,033
Chemicals (3.0%)
Braskem SA Class A (Preference) (Brazil)	52,500	203,680

LG Chemical, Ltd. (South Korea)	1,014	200,614

PhosAgro OAO GDR (Russia)	19,718	276,574

Soulbrain Co., Ltd. (South Korea)	7,182	263,234

944,102
Commercial services and supplies (0.7%)
Cleanaway Co., Ltd. (Taiwan)	49,000	214,608

214,608
Construction and engineering (2.3%)
China Singyes Solar Technologies Holdings, Ltd. (China)	202,000	125,370

Concord New Energy Group, Ltd. (China) †	4,020,000	246,386

Mota-Engil Africa NV (Angola)	5,336	35,940

Mota-Engil SGPS SA (Portugal)	131,718	318,130

725,826
Construction materials (0.7%)
Siam Cement PCL (The) NVDR (Thailand)	16,300	218,273

		218,273

26 Emerging Markets Equity Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value

Consumer finance (1.3%)
Shriram Transport Finance Co., Ltd. (India)	12,250	$149,829

Unifin Financiera SAPI de CV SOFOM ENR (Mexico) †	120,100	263,091

412,920
Diversified financial services (3.1%)
Alexander Forbes Group Holdings, Ltd. (South Africa)	207,508	139,051

Bolsa Mexicana de Valores SAB de CV (Mexico)	100,200	153,469

Chailease Holding Co., Ltd. (Taiwan)	100,168	161,015

JSE, Ltd. (South Africa)	15,367	159,395

Moscow Exchange MICEX-RTS OAO (Russia) †	185,726	206,854

Warsaw Stock Exchange (Poland)	13,869	162,315

982,099
Electrical equipment (0.7%)
Jiangnan Group, Ltd. (China)	1,048,000	212,303

212,303
Electronic equipment, instruments, and components (2.3%)
Fabrinet (Thailand) †	13,618	270,726

Hollysys Automation Technologies, Ltd. (China)	17,711	310,828

Wasion Group Holdings, Ltd. (Hong Kong)	142,000	136,869

718,423
Food and staples retail (2.8%)
BGF retail Co., Ltd. (South Korea)	1,224	208,528

Puregold Price Club, Inc. (Philippines)	493,700	334,837

X5 Retail Group NV GDR (Russia) †	20,548	335,165

878,530
Food products (3.1%)
Gruma SAB de CV Class B (Mexico)	33,804	457,255

JBS SA (Brazil)	76,088	296,870

WH Group, Ltd. 144A (Hong Kong) †	413,000	216,890

971,015
Health-care equipment and supplies (0.4%)
Top Glove Corp. Bhd (Malaysia)	75,200	138,225

138,225
Health-care providers and services (3.8%)
CHC Healthcare Group (Taiwan)	102,000	124,773

Integrated Diagnostics Holdings PLC (Egypt) †	29,185	140,194

Mediclinic International, Ltd. (South Africa)	53,756	431,511

Netcare, Ltd. (South Africa)	89,825	268,697

Qualicorp SA (Brazil)	52,300	246,167

1,211,342
Hotels, restaurants, and leisure (1.6%)
Gourmet Master Co., Ltd. (Taiwan)	44,000	229,899

Modetour Network, Inc. (South Korea)	8,030	288,204

518,103
Household durables (0.6%)
Skyworth Digital Holdings, Ltd. (China)	340,000	196,102

196,102
Household products (1.5%)
LG Household & Health Care, Ltd. (South Korea)	721	488,896

488,896
Independent power and renewable electricity producers (3.7%)
China Resources Power Holdings Co., Ltd. (China)	134,000	328,168

First Gen Corp. (Philippines)	450,600	225,107

Glow Energy PCL (Thailand)	99,300	273,563

Emerging Markets Equity Fund	27

COMMON STOCKS (92.8%)* cont.	Shares	Value

Independent power and renewable electricity producers cont.
Huadian Fuxin Energy Corp, Ltd. (China)	568,000	$199,348

TerraForm Global, Inc. Class A †	14,247	138,766

1,164,952
Industrial conglomerates (0.8%)
JG Summit Holdings, Inc. (Philippines)	157,730	239,598

239,598
Insurance (1.5%)
AIA Group, Ltd. (Hong Kong)	48,600	268,709

Cathay Financial Holding Co., Ltd. (Taiwan)	137,000	197,483

466,192
Internet and catalog retail (1.2%)
Ctrip.com International, Ltd. ADR (China) †	2,891	192,107

Delivery Hero Holding GmbH (acquired 6/12/15, cost $161,742)
(Private) (Germany) † ΔΔ F	21	145,148

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔF	1	1

Global Fashion Holding SA (acquired 8/2/13, cost $87,766) (Private)
(Brazil) † ΔΔF	2,072	54,194

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ΔΔF	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ΔΔF	1	1

391,452
Internet software and services (4.5%)
Alibaba Group Holding, Ltd. ADR (China) †	2,769	183,086

Baidu, Inc. ADR (China) †	2,673	393,599

NetEase, Inc. ADR (China)	1,920	213,466

Tencent Holdings, Ltd. (China)	38,100	647,942

1,438,093
IT Services (2.5%)
HCL Technologies, Ltd. (India)	24,519	358,167

Infosys, Ltd. (India)	25,752	423,964

782,131
Machinery (0.8%)
EVA Precision Industrial Holdings, Ltd. (Hong Kong)	1,128,000	260,530

260,530
Media (5.4%)
CJ Hellovision Co., Ltd. (South Korea)	32,736	321,063

Cyfrowy Polsat SA (Poland) †	42,422	254,129

Dish TV India, Ltd. (India) †	176,572	277,043

Eros International Media, Ltd. (India) †	36,218	261,821

Naspers, Ltd. Class N (South Africa)	2,577	334,637

Zee Entertainment Enterprises, Ltd. (India)	49,550	286,827

1,735,520
Metals and mining (0.1%)
Vale Indonesia Tbk PT (Indonesia)	394,800	43,414

43,414
Multiline retail (1.6%)
Hyundai Department Store Co., Ltd. (South Korea)	1,700	216,318

Poya International Co., Ltd. (Taiwan)	30,000	290,448

506,766
Oil, gas, and consumable fuels (1.5%)
Bharat Petroleum Corp., Ltd. (India)	19,259	255,879

S-Oil Corp. (South Korea)	4,174	211,744

		467,623

28 Emerging Markets Equity Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value

Personal products (0.7%)
Grape King Bio, Ltd. (Taiwan) †	44,000	$225,166

225,166
Pharmaceuticals (1.9%)
Aurobindo Pharma, Ltd. (India)	29,044	328,998

Hikma Pharmaceuticals PLC (United Kingdom)	4,698	163,614

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China)	918,000	117,266

609,878
Real estate investment trusts (REITs) (0.8%)
Macquarie Mexico Real Estate Management SA de CV (Mexico)	180,500	246,317

246,317
Real estate management and development (2.8%)
China Overseas Land & Investment, Ltd. (China)	120,000	351,482

China Resources Land, Ltd. (China)	81,111	202,410

Kawasan Industri Jababeka Tbk PT (Indonesia)	10,551,812	147,951

KWG Property Holding, Ltd. (China)	278,500	176,083

877,926
Semiconductors and semiconductor equipment (3.9%)
SK Hynix, Inc. (South Korea)	10,186	308,314

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	235,889	935,262

1,243,576
Software (0.8%)
NCSoft Corp. (South Korea)	1,427	263,622

263,622
Technology hardware, storage, and peripherals (5.5%)
Casetek Holdings, Ltd. (Taiwan)	36,000	134,436

Lenovo Group, Ltd. (China)	162,000	132,944

Samsung Electronics Co., Ltd. (South Korea)	1,609	1,481,460

1,748,840
Textiles, apparel, and luxury goods (0.1%)
ANTA Sports Products, Ltd. (China)	8,000	20,150

20,150
Transportation infrastructure (1.4%)
Adani Ports & Special Economic Zone, Ltd. (India) †	49,540	264,896

TAV Havalimanlari Holding AS (Turkey)	21,868	176,444

441,340
Water utilities (1.6%)
China Water Affairs Group, Ltd. (China)	370,000	161,367

Sound Global, Ltd. (China) † F	437,000	336,136

497,503
Wireless telecommunication services (4.5%)
Bharti Infratel, Ltd. (India)	29,356	176,533

China Mobile, Ltd. (China)	74,500	902,646

Idea Cellular, Ltd. (India)	143,483	336,395

		1,415,574

Total common stocks (cost $32,921,706)		$29,465,933

Emerging Markets Equity Fund 29

WARRANTS (4.0%)* †	Expiration	Strike
	date	price	Warrants	Value

Al Tayyar Travel Group Holding Co. 144A
(Saudi Arabia)	5/24/18	$0.00	9,392	$189,395

China State Construction Engineering Corp.,
Ltd. 144A (China)	4/18/16	0.00	198,200	191,166

Daqin Railway Co., Ltd. 144A (China)	3/31/16	0.00	48	76

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	0.00	73,400	212,385

Qingdao Haier Co., Ltd. 144A (China)	3/16/17	0.00	116,000	183,015

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	62,500	243,573

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/29/17	0.00	84,300	248,287

Total warrants (cost $1,606,814)				$1,267,897

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.13% L	813,594	$813,594

Total short-term investments (cost $813,594)		$813,594

TOTAL INVESTMENTS

Total investments (cost $35,342,114)		$31,547,424

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $31,742,553.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $199,345, or 0.6% of net assets.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $192,588 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

30 Emerging Markets Equity Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	25.0%	Poland	1.3%

South Korea	14.7	Turkey	1.3

India	12.7	Portugal	1.0

Taiwan	11.0	United Arab Emirates	0.9

Mexico	5.4	Indonesia	0.6

South Africa	5.0	Saudi Arabia	0.6

United States	3.0	Argentina	0.6

Brazil	3.0	United Kingdom	0.5

Hong Kong	2.8	Germany	0.5

Russia	2.6	Malaysia	0.4

Philippines	2.5	Angola	0.1

Thailand	2.4	Total	100.0%

Egypt	2.1

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $1,361,906)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Chinese Yuan
	(offshore)	Sell	11/18/15	$1,363,854	$1,361,906	$(1,948)

Total						$(1,948)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
Shares	62,200	$—	12/15/20	(1 month USD-	Engro Corp., Ltd.	$(12,872)
				LIBOR-BB1A
				plus 1.00%)

Total		$—				$(12,872)

Emerging Markets Equity Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$3,259,697	$588,766	$199,345

Consumer staples	2,448,791	335,165	—

Energy	467,623	—	—

Financials	5,917,761	1,485,428	—

Health care	955,429	1,004,016	—

Industrials	1,563,691	761,718	—

Information technology	6,194,685	—	—

Materials	929,215	276,574	—

Telecommunication services	1,415,574	—	—

Utilities	1,326,319	336,136	—

Total common stocks	24,478,785	4,787,803	199,345

Warrants	—	1,267,897	—

Short-term investments	813,594	—	—

Totals by level	$25,292,379	$6,055,700	$199,345

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,948)	$—

Total return swap contracts	—	(12,872)	—

Totals by level	$—	$(14,820)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Emerging Markets Equity Fund

Statement of assets and liabilities 8/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $34,528,520)	$30,733,830
Affiliated issuers (identified cost $813,594) (Note 5)	813,594

Cash	23,053

Foreign currency (cost $177,226) (Note 1)	175,821

Dividends, interest and other receivables	31,524

Foreign tax reclaim	1,945

Receivable for shares of the fund sold	150,055

Receivable for investments sold	142,368

Receivable from Manager (Note 2)	4,654

Prepaid assets	9,229

Total assets	32,086,073

LIABILITIES

Payable for investments purchased	181,330

Payable for shares of the fund repurchased	25,506

Payable for custodian fees (Note 2)	20,319

Payable for investor servicing fees (Note 2)	9,767

Payable for Trustee compensation and expenses (Note 2)	5,467

Payable for administrative services (Note 2)	136

Payable for distribution fees (Note 2)	13,908

Payable for auditing and tax fees	53,457

Unrealized depreciation on OTC swap contracts (Note 1)	12,872

Unrealized depreciation on forward currency contracts (Note 1)	1,948

Other accrued expenses	18,810

Total liabilities	343,520

Net assets	$31,742,553

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$41,898,072

Undistributed net investment income (Note 1)	387,822

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,730,910)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,812,431)

Total — Representing net assets applicable to capital shares outstanding	$31,742,553

(Continued on next page)

Emerging Markets Equity Fund 33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($20,489,880 divided by 2,426,807 shares)	$8.44

Offering price per class A share (100/94.25 of $8.44)*	$8.95

Net asset value and offering price per class B share ($1,599,249 divided by 196,177 shares)**	$8.15

Net asset value and offering price per class C share ($2,322,239 divided by 285,702 shares)**	$8.13

Net asset value and redemption price per class M share ($364,765 divided by 44,089 shares)	$8.27

Offering price per class M share (100/96.50 of $8.27)*	$8.57

Net asset value, offering price and redemption price per class R share
($476,549 divided by 57,059 shares)	$8.35

Net asset value, offering price and redemption price per class Y share
($6,489,871 divided by 760,560 shares)	$8.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Equity Fund

Statement of operations Year ended 8/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $85,401)	$932,941

Interest (including interest income of $1,089 from investments in affiliated issuers) (Note 5)	1,089

Total investment income	934,030

EXPENSES

Compensation of Manager (Note 2)	367,913

Investor servicing fees (Note 2)	75,446

Custodian fees (Note 2)	59,721

Trustee compensation and expenses (Note 2)	1,528

Distribution fees (Note 2)	115,363

Administrative services (Note 2)	974

Auditing and tax fees	65,356

Blue sky expense	77,519

Other	32,145

Fees waived and reimbursed by Manager (Note 2)	(160,809)

Total expenses	635,156

Expense reduction (Note 2)	(10,257)

Net expenses	624,899

Net investment income	309,131

Net realized loss on investments (net of foreign tax of $89,507) (Notes 1 and 3)	(912,240)

Net realized loss on swap contracts (Note 1)	(63,805)

Net realized loss on foreign currency transactions (Note 1)	(55,816)

Net realized gain on written options (Notes 1 and 3)	456,473

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(5,107)

Net unrealized depreciation of investments (net of foreign tax of $—), swap contracts
and written options during the year	(9,011,833)

Net loss on investments	(9,592,328)

Net decrease in net assets resulting from operations	$(9,283,197)

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/15	Year ended 8/31/14

Operations:
Net investment income	$309,131	$152,146

Net realized gain (loss) on investments
and foreign currency transactions	(575,388)	2,281,593

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(9,016,940)	5,236,528

Net increase (decrease) in net assets resulting
from operations	(9,283,197)	7,670,267

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(186,865)	(103,193)

Class C	(3,259)	—

Class M	(851)	—

Class R	(2,816)	(649)

Class Y	(74,880)	(38,439)

Increase (decrease) from capital share transactions (Note 4)	(1,990,450)	1,550,970

Total increase (decrease) in net assets	(11,542,318)	9,078,956

NET ASSETS

Beginning of year	43,284,871	34,205,915

End of year (including undistributed net investment income
of $387,822 and $226,462, respectively)	$31,742,553	$43,284,871

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Equity Fund

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Emerging Markets Equity Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
August 31, 2015	$10.93	.09	(2.50)	(2.41)	(.08)	—	(.08)	—	—	$8.44	(22.19)	$20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	—	(.04)	—	—	10.93	22.46	28,671	1.55	.44	125
August 31, 2013	8.68	.05	.28	.33	(.05)	—	(.05)	— [e]	—	8.96	3.71	23,617	1.54	.52	157
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.68	(11.57)	23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	—	11.00	4.65	36,188	1.67	.36	145

Class B
August 31, 2015	$10.55	.02	(2.42)	(2.40)	—	—	—	—	—	$8.15	(22.75)	$1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
August 31, 2013	8.44	(.02)	.27	.25	—	—	—	— [e]	—	8.69	2.96	2,118	2.29	(.21)	157
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.44	(12.19)	2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	—	10.80	3.95	2,446	2.42	(.41)	145

Class C
August 31, 2015	$10.53	.01	(2.40)	(2.39)	(.01)	—	(.01)	—	—	$8.13	(22.70)	$2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
August 31, 2013	8.42	(.02)	.27	.25	—	—	—	— [e]	—	8.67	2.97	2,163	2.29	(.17)	157
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.42	(12.23)	1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	—	10.78	3.96	2,279	2.42	(.31)	145

Class M
August 31, 2015	$10.70	.03	(2.44)	(2.41)	(.02)	—	(.02)	—	—	$8.27	(22.55)	$365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	—	—	10.70	21.73	493	2.05	(.06)	125
August 31, 2013	8.52	.01	.26	.27	— [e]	—	— [e]	— [e]	—	8.79	3.20	455	2.04	.08	157
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.52	(12.01)	437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	—	10.87	4.22	433	2.17	(.13)	145

Class R
August 31, 2015	$10.81	.06	(2.46)	(2.40)	(.06)	—	(.06)	—	—	$8.35	(22.32)	$477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	—	(.02)	—	—	10.81	21.98	602	1.80	.31	125
August 31, 2013	8.62	.04	.26	.30	(.04)	—	(.04)	— [e]	—	8.88	3.43	278	1.79	.42	157
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.62	(11.72)	177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	—	10.95	4.48	73	1.92	.31	145

Class Y
August 31, 2015	$11.04	.11	(2.52)	(2.41)	(.10)	—	(.10)	—	—	$8.53	(21.93)	$6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	—	(.06)	—	—	11.04	22.59	8,597	1.30	.73	125
August 31, 2013	8.78	.08	.27	.35	(.07)	—	(.07)	— [e]	—	9.06	3.94	5,576	1.29	.85	157
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.78	(11.28)	4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	—	11.08	5.01	5,550	1.42	.60	145

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Emerging Markets Equity Fund	Emerging Markets Equity Fund 39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2015	0.42%

August 31, 2014	0.37

August 31, 2013	0.28

August 31, 2012	0.18

August 31, 2011	0.15

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

40 Emerging Markets Equity Fund

Notes to financial statements 8/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through August 31, 2015.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Emerging Markets Equity Fund	41

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

42 Emerging Markets Equity Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Emerging Markets Equity Fund 43

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,820 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

44 Emerging Markets Equity Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$3,483,026	$3,070,794	$6,553,820

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains and from realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $120,900 to increase undistributed net investment income and $120,900 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,193,865
Unrealized depreciation	(5,165,645)

Net unrealized depreciation	(3,971,780)
Undistributed ordinary income	373,002
Capital loss carryforward	(6,553,820)
Cost for federal income tax purposes	$35,519,204

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six

Emerging Markets Equity Fund 45

months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.918% of the fund’s average net assets before an increase of $17,971 (0.047% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $160,809 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$49,359	Class R	1,028

Class B	3,874	Class Y	14,881

Class C	5,466	Total	$75,446

Class M	838

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $62 under the expense offset arrangements and by $10,195 under the brokerage/ service arrangements.

46 Emerging Markets Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $22, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$62,343	Class M	3,176

Class B	19,617	Class R	2,598

Class C	27,629	Total	$115,363

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,654 and $22 from the sale of class A and class M shares, respectively, and received $520 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$57,116,318	$59,698,885

U.S. government securities (Long-term)	—	—

Total	$57,116,318	$59,698,885

Emerging Markets Equity Fund 47

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$536,332	$164,614

Options opened	981,440	426,289
Options exercised	—	—
Options expired	(1,115,909)	(426,565)
Options closed	(401,863)	(164,338)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	413,072	$4,147,767	660,941	$6,678,423

Shares issued in connection with
reinvestment of distributions	18,565	180,637	10,124	99,822

	431,637	4,328,404	671,065	6,778,245

Shares repurchased	(629,018)	(6,270,543)	(681,416)	(6,809,904)

Net decrease	(197,381)	$(1,942,139)	(10,351)	$(31,659)

	Year ended 8/31/15		Year ended 8/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	59,271	$572,475	41,762	$408,049

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	59,271	572,475	41,762	408,049

Shares repurchased	(58,799)	(556,606)	(89,846)	(864,719)

Net increase (decrease)	472	$15,869	(48,084)	$(456,670)

	Year ended 8/31/15		Year ended 8/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	99,916	$965,799	78,111	$758,935

Shares issued in connection with
reinvestment of distributions	325	3,058	—	—

	100,241	968,857	78,111	758,935

Shares repurchased	(85,990)	(819,198)	(56,084)	(535,619)

Net increase	14,251	$149,659	22,027	$223,316

48 Emerging Markets Equity Fund

	Year ended 8/31/15		Year ended 8/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	3,251	$31,628	4,770	$46,725

Shares issued in connection with
reinvestment of distributions	89	851	—	—

	3,340	32,479	4,770	46,725

Shares repurchased	(5,333)	(52,071)	(10,424)	(101,288)

Net decrease	(1,993)	$(19,592)	(5,654)	$(54,563)

	Year ended 8/31/15		Year ended 8/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	30,269	$297,996	33,176	$339,677

Shares issued in connection with
reinvestment of distributions	262	2,525	61	594

	30,531	300,521	33,237	340,271

Shares repurchased	(29,132)	(286,647)	(8,904)	(92,630)

Net increase	1,399	$13,874	24,333	$247,641

	Year ended 8/31/15		Year ended 8/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	185,958	$1,863,634	500,932	$5,076,640

Shares issued in connection with
reinvestment of distributions	7,200	70,702	3,308	32,916

	193,158	1,934,336	504,240	5,109,556

Shares repurchased	(211,065)	(2,142,457)	(341,314)	(3,486,651)

Net increase (decrease)	(17,907)	$(208,121)	162,926	$1,622,905

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$963,038	$23,712,229	$23,861,673	$1,089	$813,594

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Emerging Markets Equity Fund 49

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$240,000

Written equity option contracts (contract amount) (Note 3)	$250,000

Forward currency contracts (contract amount)	$310,000

OTC total return swap contracts (notional)	$84,000

Warrants (number of warrants)	380,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$1,948

Equity contracts	Investments	1,267,897	Payables	12,872

Total		$1,267,897		$14,820

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Warrants	Options	Swaps	Total

Equity contracts	$88,377	$(115,927)	$(63,805)	$(91,355)

Total	$88,377	$(115,927)	$(63,805)	$(91,355)

50 Emerging Markets Equity Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(1,948)	$—	$(1,948)

Equity contracts	(513,197)	81,447	—	(12,872)	$(444,622)

Total	$(513,197)	$81,447	$(1,948)	$(12,872)	$(446,570)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse	Goldman Sachs
	International	International	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—

Forward currency contracts#	—	—	—

Total Assets	$—	$—	$—

Liabilities:

OTC Total return swap contracts*#	$—	$12,872	$12,872

Forward currency contracts#	1,948	—	1,948

Total Liabilities	$1,948	$12,872	$14,820

Total Financial and Derivative Net Assets	$(1,948)	$(12,872)	$(14,820)

Total collateral received (pledged)†##	$—	$—

Net amount	$(1,948)	$(12,872)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Emerging Markets Equity Fund	51

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $1,010,604, or $0.27 per share (for all classes of shares). Taxes paid to foreign countries were $174,908, or $0.05 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

52 Emerging Markets Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Emerging Markets Equity Fund	53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Emerging Markets Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Equity Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

56 Emerging Markets Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Emerging Markets Equity Fund	57

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
KPMG LLP

58 Emerging Markets Equity Fund

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Emerging Markets Equity Fund 59

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60 Emerging Markets Equity Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN065
296299 10/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2015	$48,224	$ —	$5,200	$ —
August 31, 2014	$47,088	$ —	$5,063	$ —

For the fiscal years ended August 31, 2015 and August 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,200 and $5,063 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2015	$ —	$ —	$ —	$ —

August 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015